UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14C

(RULE 14c-101)

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

Check the appropriate box:

□ Preliminary information statement

□ Confidential, for use of the Commission only (as permitted by Rule 14c-5(d)(2))

☑ Definitive information statement

MUTUAL FUND AND VARIABLE INSURANCE TRUST
(Name of Registrant as Specified in Its Charter)

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□	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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Mutual Fund and Variable Insurance Trust

36 North New York Ave.

Huntington, NY 11743

March 20, 2024

Dear Shareholders,

The enclosed document is purely for informational purposes. You are not being asked to vote or take action on any matter.

The document relates to the approval of a new sub-advisory agreement between Rational Advisors, Inc. (“Rational”), the investment advisor of Rational Dynamic Brands Fund (the “Fund”) and Accuvest Global Advisors, the Fund’s investment sub-advisor (“Accuvest”).

The new sub-advisory agreement is required because of a change in the ownership structure of Accuvest that is considered a change of control for regulatory purposes and requires the approval and implementation of the new agreement.

As described in the enclosed Information Statement, the Board of Trustees of the Trust has approved the new sub-advisory agreement between Rational and Accuvest on the terms described herein. There are no changes in the general services provided to the Fund under the new agreement and no changes in the related fee, and information regarding the ownership and other changes as described in the attached Information Statement.

As always, please feel free to contact the Fund at 1-800-253-0412 with any questions you may have.

Michael Schoonover

President

Mutual Fund and Variable Insurance Trust

MUTUAL FUND AND VARIABLE INSURANCE TRUST

RATIONAL DYNAMIC BRANDS Fund

March 20, 2024

36 North New York Ave.

Huntington, NY 11743

INFORMATION STATEMENT

This Information Statement is being provided to the shareholders of Rational Dynamic Brands Fund (the “Fund”), a series of Mutual Fund and Variable Insurance Trust (the “Trust”). This Information Statement is in lieu of a proxy statement, pursuant to the terms of an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission (the “SEC”) that allows Rational Advisors, Inc., the Fund’s investment advisor (the “Advisor” or “Rational”) to approve new or amended sub-advisory agreements with the approval of the Board of Trustees of the Trust (the “Board”), but without obtaining shareholder approval. Under the conditions of the Order, the Board must provide notice to shareholders within ninety (90) days of hiring a new sub-advisor or implementing any material change in a sub-advisory agreement.

At a meeting held on December 22, 2023, the Board, made up entirely of individuals who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Trust (“Independent Trustees”), considered approval of a new sub-advisory agreement between Rational and Accuvest Global Advisors (the “Sub-Advisor” or “Accuvest”) to allow Accuvest to continue serving as the sub-advisor to the Fund following an anticipated change of ownership at Accuvest. The new sub-advisory agreement (the “New Sub-Advisory Agreement”) was approved by the Board on December 22, 2023, and became effective as of December 31, 2023.

Prior to December 31, 2023, David Garff, Chief Executive Officer (“CEO”) and Chief Compliance Officer (“CCO”) of Accuvest, and James Calhoun, President and Chief Investment Officer (“CIO”) of Accuvest, owned 75% and 25% of Accuvest, respectively. Accuvest informed the Trust that MIG, Inc. (“MIG”), a technology company providing accounting, middle-back office, and other consulting services to global financial services companies, including Accuvest, intended to acquire full control of Accuvest, effective as of December 31, 2023 (the “Transaction”). The Transaction would constitute a change in control of Accuvest and result in the “assignment” of the prior sub-advisory agreement between Rational and Accuvest dated January 1, 2016 (the “Prior Sub-Advisory Agreement”), under the 1940 Act. Such an assignment under the 1940 Act would result in the automatic termination of the Prior Sub-Advisory Agreement.

The Board approved the New Sub-Advisory Agreement in order to retain Accuvest to serve as the Fund’s sub-advisor.

This Information Statement is being supplied to shareholders to fulfill the notice requirement of the Order, and a notice regarding the website availability of this Information Statement will be mailed on or about March 21, 2024, to the Fund’s shareholders of record as of March 4, 2024 (the “Record Date”). This Information Statement describes the New Sub-Advisory

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Agreement. As of the Record Date, there were issued and outstanding 1,484,021.758 shares of the Fund. As there will be no vote taken, no shares are entitled to vote on the matters discussed in this Information Statement.

NO SHAREHOLDER VOTE WILL BE TAKEN WITH RESPECT TO THE MATTERS DESCRIBED IN THIS INFORMATION STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE NOT REQUESTED TO SEND US A PROXY.

The Trust will furnish, without charge, a copy of the Fund’s most recent annual or semi-annual report to any shareholder upon request. To obtain the Fund’s annual or semi-annual report, please contact the Fund by calling 1-800-253-0412, or by writing to 36 North New York Avenue, Huntington, NY 11743, c/o Rational Dynamic Brands Fund.

I.       BACKGROUND

The Trust is an open-end management investment company, consisting of several series, each of which is a separate “mutual fund” that sells and redeems shares every day that it is open for business. The Trust was organized as a Delaware statutory trust by a Certificate of Trust filed on June 23, 2006, with the Secretary of State of Delaware, and is registered with the SEC under the 1940 Act. The Fund is a series of beneficial interest in the Trust having different investment objectives, investment restrictions, investment programs, and investment advisors than the other series of the Trust.

The Advisor is located at 53 Palmeras St. Suite 601, San Juan, PR 00901. Pursuant to an investment management agreement with the Trust, on behalf of the Fund (the “Advisory Agreement”), the Advisor, subject to the supervision of the Board and in conformity with the stated policies of the Fund, manages the operations of the Fund, selecting investments according to the Fund’s investment objectives, policies, and restrictions. The Advisor may retain one or more sub-advisors, at its own cost and expense, subject to the approval of the Board, for the purpose of managing the investment of all or a portion of the assets of the Fund. Pursuant to the Advisory Agreement, the Advisor receives a fee paid monthly at the annual rates of 0.75% of the first $500 million of the Fund’s average daily net assets, 0.70% of the next $500 million in such assets, and 0.65% of such assets over $1 billion.

The Advisor has entered into an expense limitation agreement with the Fund (the “Expense Agreement”), under which the Advisor has contractually agreed to waive all or a portion of its investment advisory fee (based on average daily net assets) and/or reimburse certain operating expenses of the Fund to the extent necessary in order to limit the Fund’s total annual fund operating expenses (excluding: (i) acquired fund fees and expenses; (ii) brokerage commissions and trading costs; (iii) interest (including borrowing costs and overdraft charges); (iv) taxes, (v) short sale dividends and interest expenses; and (vi) non-routine or extraordinary expenses, such as regulatory inquiry and litigation expenses) to not more than 1.49%, 2.24% and 1.24% of the average daily net assets of the Fund’s Class A, Class C, and Institutional shares, respectively, through April 30, 2024.

Under certain conditions, the Advisor may recoup management fees that it waived or Fund expenses that it paid under the Expense Agreement for a period of three years from the date the

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fees were waived or expenses paid, if the recoupment can be achieved without causing the expense ratio of the share class (after the recoupment is taken into account) to exceed: (i) the expense limit in effect at the time the fees were waived or expenses paid; or (ii) the expense limit in place at the time of the recoupment. The Expense Agreement shall terminate automatically upon the termination of the Advisory Agreement. The Advisor may elect in its discretion to terminate the Expense Agreement for any period following the term period of the Expense Agreement, but no such termination shall affect the obligation (including the amount of the obligation) of the Fund to repay amounts of waived fees or reimbursed expenses with respect to periods prior to such termination.

The following table provides information about the management fees that the Fund paid to the Advisor for the last three fiscal years ended December 31.

	Fiscal Year Ended December 31
	2021	2022	2023
Total Management Fee	$714,418	$485,826	$385,826
Waiver/Reimbursement/Recoupment	$49,609*	($0)	($9,477)
Net Management Fee	$764,027	$485,826	$376,349

* Amount that the Advisor recouped during the fiscal year ended December 31, 2021.

The Fund uses a “multi-manager” approach by selecting one or more sub-advisors to manage the Fund’s assets. Section 15(a) of the 1940 Act generally requires the shareholders of a mutual fund to approve an agreement pursuant to which a person serves as the investment advisor or sub-advisor for a mutual fund. As stated above, pursuant to the Order, the Advisor may enter into sub-advisory agreements with sub-advisors without obtaining shareholder approval. The Advisor, subject to the review and approval of the Board, selects sub-advisors for the Fund, and supervises and monitors the performance of each sub-advisor. The Order also permits the Advisor, subject to the approval of the Board, to replace sub-advisors or amend sub-advisory agreements without shareholder approval (except in the case of affiliated sub-advisors) whenever the Advisor and the Board believe such action will benefit the Fund and its shareholders.

II.       THE NEW SUB-ADVISORY AGREEMENT

At a meeting held on December 22, 2023, the Board considered and approved the New Sub-Advisory Agreement between the Advisor and the Sub-Advisor.

Under the terms of the New Sub-Advisory Agreement, the Advisor pays the Sub-Advisor a monthly fee equal to 50% of the net advisory fees paid by the Fund to the Advisor, which are the fees received by the Advisor after taking into account any fee waiver and/or payment of Fund expenses by the Advisor under the expense limitation agreement between the Advisor and the Trust. The New Sub-Advisory Agreement, dated December 31, 2023, contains substantially identical terms and conditions as the Prior Sub-Advisory Agreement except for the dates of execution and termination.

For such compensation, the Sub-Advisor, at its expense, continuously furnishes an investment program for the Fund, makes investment decisions on behalf of the Fund, and places

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orders for the purchase and sale of portfolio securities, subject to the Fund’s investment objective, policies, and restrictions, and such other policies as the Board determines.

The New Sub-Advisory Agreement provides that it will continue in force for an initial two-year term, and from year to year thereafter, but only so long as its continuance is approved at least annually by the Board at a meeting called for that purpose or by the vote of a majority of the outstanding shares of the Fund. The New Sub-Advisory Agreement will automatically terminate on assignment and is terminable upon notice by the Fund. In addition, the Sub-Advisor can terminate the New Sub-Advisory Agreement on not less than 90 days’ notice to the Fund and the Advisor.

The New Sub-Advisory Agreement provides that the Sub-Advisor will not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties.

The New Sub-Advisory Agreement is attached as Annex A. You should read the New Sub-Advisory Agreement. The description in this Information Statement of the New Sub-Advisory Agreement is only a summary.

Sub-Advisor

Accuvest is located at 3575 N. 100 E. Suite 350, Provo, UT 84604, and is registered as an investment advisor under the Investment Advisers Act of 1940, as amended. Accuvest has been providing investment advice to individual and institutional investors since 2005. As of December 31, 2023, the Sub-Advisor had discretionary investment management authority with respect to approximately $518 million in assets.

As a result of the Transaction, Accuvest operates as a wholly owned subsidiary of MIG. Mr. Garff, Rob Jensen, Managing Partner of MIG, and Brad Jensen, Chairman of MIG, each own one-third of MIG.

Below is the name and principal occupation of each principal executive officer of Accuvest. The business address for each person listed below is 3575 N. 100 E. Suite 350, Provo, UT 84604.

Name	Titles and Principal Occupation
David Garff	CEO and CCO
James Calhoun	President and CIO

Messrs. Garff and Calhoun, along with Eric M. Clark, Portfolio Manager of Accuvest, have served as the Fund’s portfolio managers since October 2017.

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IV.       CURRENT AND PRO FORMA FEES

Because the Sub-Advisor’s fees are paid from the management fee paid to the Advisor under the Advisory Agreement, the Fund’s fees and expenses are not changed by the New Sub-Advisory Agreement. Therefore, no comparative expense tables are presented.

V.	BOARD CONSIDERATIONS IN APPROVING THE NEW SUB-ADVISORY AGREEMENT

In connection with a meeting held on December 22, 2023, the Board, consisting solely of Independent Trustees, discussed the proposed approval of the New Sub-Advisory Agreement and considered materials that the Board had specifically requested in connection with the proposed approvals.

The Board was assisted by legal counsel throughout the review process. The Board relied upon the advice of legal counsel and its own business judgment in evaluating the New Sub-Advisory Agreement and the weight to be given to each factor considered. The conclusions reached by the Board were based upon a comprehensive evaluation and discussion of all the information provided and were not the result of any one factor. Moreover, each Trustee might have afforded different weight to the various factors in reaching his conclusions with respect to the Agreement. In connection with its deliberations regarding approval of the Agreement, the Board reviewed materials prepared by Rational and Accuvest, including the information that Accuvest had provided in response to a questionnaire regarding the approval of the Agreement (the “Accuvest 15(c) Response”). The Board also considered the information presented at Board meetings throughout the year.

Review of Accuvest 15(c) Response

Nature, Extent, and Quality of Services. The Board reviewed the nature, extent, and quality of the services provided by the investment professionals at Accuvest. The Board reviewed information concerning Accuvest’s resources, operations and compliance program. The Board considered that Accuvest manages the Fund’s portfolio in accordance with its investment objective. The Board reviewed Accuvest’s Form ADV and acknowledged that changes will be filed with respect to new ownership post-Transaction. The Board analyzed financial information provided by Accuvest. The Board reviewed Accuvest’s compliance program, including its business continuity and cybersecurity programs.

Performance. The Fund outperformed the Morningstar Large Growth category, its peer group, and the S&P 500 Total Return Index for the one-year period, while lagging behind each for the three-, five-, and ten-year periods. The Fund’s performance was attributed to investments focused on global consumption, consumer discretionary and staples companies, and to a lesser extent, technology companies.

Fees and Expenses. The sub-advisory fees for the Fund are paid by Rational. The sub-advisory fees paid to Accuvest for the Fund are lower than the fees that Accuvest receives for managing separately managed accounts with similar investment strategies as well as fees received from Accuvest Alpha Brand Fund, a similarly managed offshore fund. The Board considered the respective duties of Rational and Accuvest and analyzed how fees were allocated.

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Profitability. A profitability analysis from Accuvest demonstrated that Accuvest realizes a loss from managing the Fund.

“Fall-out” Benefits. The Board considered fall-out benefits received by Accuvest and its relationship with Fund and acknowledged that any such benefits are immaterial and cannot otherwise be quantified.

Economies of Scale. The Board agreed that economies of scale are primarily an advisor-level issue and should be considered with respect to the overall management agreement with Rational, taking into consideration the impact of sub-advisory expenses.

Conclusion. The Board considered many factors, and no single factor was determinative to the decision of the Board concerning the New Sub-Advisory Agreement. Having requested, reviewed, and discussed in depth such information from Accuvest as the Board believed to be reasonably necessary to evaluate the terms of the Agreement, and as assisted by the advice of counsel, the Board concluded that approval of the Agreement was in the best interests of the Fund and its shareholders.

VI.       OTHER MATTERS

Security Ownership of Management and Certain Beneficial Owners. As of March 4, 2024, the only shareholders known to the Trust to be the beneficial owners of 5% or more of the outstanding shares of each class of shares of the Fund are listed below. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. A shareholder owning of record or beneficially more than 25% of any class of the Fund's outstanding shares may be considered a control person of that share class. That shareholder’s vote could have more significant effect on matters presented at a shareholder's meeting with respect to that class than votes of other shareholders.

Class A Shares

Name and Address	Shares	Percentage of Class
Charles Schwab and Co SF 215 SMT-03-255 San Francisco, CA 94105-2318	32,154.7280	7.13%

As of March 4, 2024, the Trustees and officers of the Trust as a group owned less than 1% of the Fund’s outstanding Class A shares.

Class C Shares

Name and Address	Shares	Percentage of Class
Charles Schwab and Co 211 Main St San Francisco, CA 94105	12,173.2870	8.31%
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Name and Address	Shares	Percentage of Class
LPL Financial ATTN Mutual Fund Operation PO Box 509046 San Diego, CA 92150-9046	68,583.9050	46.81%*

*       Shareholders owning 25% or more of outstanding Class C shares may be in control and be able to affect the outcome of certain matters presented for a vote of Class C shareholders.

As of March 4, 2024, the Trustees and officers of the Trust as a group owned less than 1% of the Fund’s outstanding Class C shares.

Institutional Shares

Name and Address	Shares	Percentage of Class
Morgan Stanley 1 New York Plaza 12th Fl New York, NY 10004-1901	178,093.4920	20.09%
Charles Schwab and Co 211 Main St San Francisco, CA 94105	45,342.6250	5.11%
LPL Financial ATTN Mutual Fund Operation PO Box 509046 San Diego, CA 92150-9046	229,749.4370	25.91%*
Charles Schwab and Co SF 215 SMT-03-255 San Francisco, CA 94105-2318	121,776.3040	13.73%

*       Shareholders owning 25% or more of outstanding Institutional shares may be in control and be able to affect the outcome of certain matters presented for a vote of Institutional shareholders.

As of March 4, 2024, the Trustees and officers of the Trust as a group owned less than 1% of the Fund’s outstanding Institutional shares.

Operation of the Fund. The Fund is a diversified series of the Trust, an open-end investment management company organized as a Delaware statutory trust on June 23, 2006. The Trust’s principal offices are located at 36 North New York Avenue, Huntington, NY 11743. The Board supervises the business activities of the Fund. Like other mutual funds, the Fund retains various organizations to perform specialized services. The Fund currently retains the Advisor as Fund manager and investment advisor. Northern Lights Distributors, LLC, located at 4221 North 203rd Street, Elkhorn, NE 68022, serves as principal underwriter and distributor of the Fund.

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Ultimus Fund Solutions, LLC, located at 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022-3474, provides the Fund with transfer agent, accounting, and certain administrative services. MFund Services LLC, located at 36 North New York Avenue, Huntington, NY 11743 and an affiliate of the Advisor, provides the Fund with certain management compliance and legal administrative services.

Shareholder Proposals. The Trust is not required to hold annual meetings of shareholders, and therefore it cannot be determined when the next meeting of shareholders will be held. Shareholder proposals to be presented at any future meeting of shareholders of the Trust must be received by the Trust within a reasonable time before the Trust’s solicitation of proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials related to that meeting. The Trust is paying for the cost of preparing, printing, and distributing this Information Statement.

Delivery of Documents to Shareholders Sharing an Address. Only one Notice Regarding Internet Availability of this Information Statement is being delivered to multiple shareholders sharing an address unless the Trust has received contrary instructions from one or more of the shareholders. Upon written or oral request, the Trust will promptly deliver a separate copy of the Notice Regarding Internet Availability or this Information Statement to a shareholder at a shared address to which a single copy of the document was delivered. Contact the Fund by calling 1-800-253-0412, or by writing to 36 North New York Avenue, Huntington, NY 11743, c/o Rational Dynamic Brands Fund. Shareholders at shared addresses can also contact the Fund to indicate their preference regarding receiving multiple or single copies annual or semi-annual reports, information statements or Notices of Internet Availability of information statements or proxy materials at their shared address.

BY ORDER OF THE BOARD OF TRUSTEES

Michael Schoonover, President

Dated: March 20, 2024

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ANNEX A

NEW SUB-ADVISORY AGREEMENT

SUB-ADVISORY AGREEMENT

SUB-ADVISORY AGREEMENT, between Rational Advisors, Inc., an Ohio corporation (the "Adviser"), and Accuvest Global Advisors, a California corporation (the “Sub-Adviser”).

WHEREAS, the Adviser acts as an investment adviser to series of Mutual Fund and Variable Insurance Trust, a Delaware statutory trust (the "Trust"), pursuant to a Management Agreement dated as of January 1, 2016 (the "Management Agreement");

WHEREAS, the Adviser warrants and represents to the Sub-Adviser that Adviser has full legal authority to engage unaffiliated investment managers as sub-advisers to manage accounts and or assets designated for the Adviser’s management by the Trust;

WHEREAS, the Sub-Adviser is registered with the Securities and Exchange Commission as an investment advisor under the Investment Advisors Act of 1940, as amended (the “Advisers Act”);

WHEREAS, the Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"); and

WHEREAS, the Adviser and the Sub-Adviser had entered into sub-advisory agreement dated October 16, 2017 (the “Prior Agreement”) whereby the Sub-Adviser rendered investment advisory services to Rational Dynamic Brands Fund (the “Fund”), a series of shares of beneficial interest of the Trust; and

WHEREAS, the Sub-Adviser informed the Board that it expected to experience a “change of control,” as defined in Section 2(a)(9) of the 1940 Act, of the Sub-Adviser, on or about December 31, 2023 (the “Change of Control”) that would result in the assignment automatic termination under the terms of the Prior Agreement; and

WHEREAS, the Adviser desires the Sub-Adviser to continue to render investment advisory services to the Fund effective as of the Change of Control, and the Sub-Adviser is willing to continue to render such services; NOW, THEREFORE, in consideration of the premises and mutual agreements hereinafter set forth, the parties hereto agree as follows:

Appointment and Status of Sub-Adviser. The Adviser hereby appoints the Sub-Adviser to provide investment advisory services to the Fund for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided. The Sub-Adviser shall for all purposes herein be deemed to be an independent contractor of the Adviser and the Trust and shall, unless otherwise expressly provided herein or authorized by the Adviser or the Board of Trustees of the Trust from time to time, have no authority to act for or represent the Adviser or the Trust in any way or otherwise be deemed an agent of the Adviser or the Trust.

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Sub-Adviser's Duties. Subject to the general supervision of the Trust's Board of Trustees (the "Board") and the Adviser, the Sub-Adviser shall, employing its discretion, manage the investment operations of the Fund and the composition of the portfolio of securities and investments (including cash) belonging to the Fund, including the purchase, retention and disposition thereof and the execution of agreements relating thereto, in accordance with the Fund’s investment objective, policies and restrictions as stated in the Fund's then-current Prospectus and Statement of Additional Information (together, the "Prospectus") and subject to the following understandings:

(a)   The Sub-Adviser shall furnish a continuous investment program for the Fund and determine from time to time what investments or securities will be purchased, retained or sold by the Fund and what portion of the assets belonging to the Fund will be invested or held uninvested as cash;

(b)   The Sub-Adviser shall use its best judgment in the performance of its duties under this agreement;

(c)   The Sub-Adviser, in the performance of its duties and obligations under this agreement for the Fund, shall act in conformity with the Trust's declaration of trust, its by-laws and the Fund's prospectus and with the reasonable instructions and directions of the Trust's Board of Trustees and the Adviser, and will conform to and comply with the requirements of the 1940 Act and all other applicable federal and state laws and regulations;

(d)   The Sub-Adviser shall determine the securities to be purchased or sold by the Fund and will place portfolio transactions pursuant to its determinations either directly with the issuer or with any broker and/or dealer in such securities, subject to paragraph heading: Execution of Purchase and Sale Orders below;

(e)   The Sub-Adviser shall maintain books and records with respect to the securities transactions of the Fund and shall render to the adviser and the Trust's Board of Trustees such periodic and special reports as the Adviser or the board may reasonably request;

(f)     The Sub-Adviser shall provide the Trust's custodian and fund accountant on each business day with information about the Fund’ securities transactions, and with such other information relating to the Trust as may be required under the terms of the then-current custody agreement between the Trust and the custodian;

(g)   The Sub-Adviser shall respond promptly to any request from the Adviser or the Fund’ fund accountant for assistance in obtaining price sources for securities held by the Fund or determining a price when a price source is not available, and promptly review the prices used by the Fund’ accountant to determine net asset value and advise the Fund’s accountant promptly if any price appears to be incorrect;

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(h)   The Sub-Adviser shall provide such information and assistance as may be required to enable the Adviser to fulfill its obligations under the Trust’s Liquidity Risk Management Program including, but not limited to, review of all liquidity determinations regarding the Fund’s holdings; the Sub-Adviser shall be responsible for: (1) directing the manner in which proxies solicited by issuers of securities beneficially owned by the Fund shall be voted, and (2) making any elections relative to any mergers, acquisitions, tender offers, bankruptcy proceedings or other type events pertaining to the securities held by the Fund;

(i)     The Sub-Adviser hereby represents that it has adopted a written code of ethics complying with the requirements of rule 17j-1 under the 1940 Act and will provide the Adviser and the Trust with a copy of the code and evidence of its adoption. Within 45 days of the last calendar quarter of each year while this Agreement is in effect, the Sub-Adviser shall provide to the board a written report that describes any issues arising under the code of ethics since the last report to the board, including, but not limited to, information about material violations of the code and sanctions imposed in response to the material violations; and which certifies that the sub-adviser has adopted procedures reasonably necessary to prevent access persons (as that term is defined in rule 17j-1) from violating the code; and

(j)     The Sub-Adviser agrees to maintain adequate compliance procedures to ensure its compliance with the 1940 Act, the Investment Advisers Act of 1940, as amended, and other applicable federal and state regulations. The Sub-Adviser shall provide to the trust's chief compliance officer an annual written report regarding the sub-adviser's compliance program.

Custodian. The assets of the Fund shall be held by an independent custodian, not Adviser nor Sub-Adviser. The Sub-Adviser is authorized to give instructions to the custodian with respect to all investment decisions regarding the Fund and the custodian is authorized and directed to effect transactions for the Fund and otherwise take such actions as the Sub-Adviser shall reasonably direct in connection with the performance of the Sub-Adviser 's obligations in respect of the Fund.

5.                  Risk Acknowledgment. Adviser acknowledges that Sub-Adviser does not guarantee the future performance of the Fund or any specific level of performance, nor the success of Sub-Adviser's overall management of the Fund. Accordingly, Adviser acknowledges and agrees that Sub-Adviser shall not have any legal or financial responsibility for performance or losses unless directly attributable to the gross negligence or willful misconduct of the Sub-Adviser, including the Sub-Adviser’s failure to adhere to any investment policies and restrictions as described in the Fund’s prospectus and statement of additional information and Trade Errors. For purposes of this Agreement, “Trade Errors” shall mean erroneous orders by the Sub-Adviser for the Fund’s portfolio that result in the purchase or sale of investments that, as determined by the Adviser and Sub-Adviser in good faith: (i) were not the intended investment to be purchased or sold, (ii) were traded in the wrong direction; or (iii) were traded in a greater quantity than intended.  Additionally, a “Trade Errors” shall not include any error related to: (i) any pre-trade systems or processes, including data processing or signal generation; (ii) any post-trade systems or processes, including allocation of orders or sweeping of non-base currency balances into base currency; or (iii) that results in the purchase or sale of investments in a quantity lower than what was intended.  Notwithstanding the foregoing, the parties mutually agree and acknowledge that the determination of what constitutes a Trade Error for purposes of this Agreement may be determined by the Trust.

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Directions to the Sub-Adviser. Adviser will be responsible for forwarding Adviser and/or Trust directions, notices and instructions to Sub-Adviser, in writing, which shall be effective upon receipt by the Sub-Adviser. The Sub-Adviser shall be fully protected in relying upon any such direction, notice, or instruction until it has been duly advised in writing of changes therein.

Execution of Purchase and Sale Orders. In connection with purchases or sales of portfolio securities for the account of the Fund, the Sub-Adviser will arrange for the placing of all orders for the purchase and sale of portfolio securities for the account with brokers or dealers selected by the Sub-Adviser, subject to review of this selection by the Board from time to time. The Sub-Adviser will be responsible for the negotiation and the allocation of principal business and portfolio brokerage. In the selection of such brokers or dealers and the placing of such orders, the Sub-Adviser will at all times seek, for the Fund the best qualitative execution, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer.

The Sub-Adviser should generally seek favorable prices and commission rates that are reasonable in relation to the benefits received. In seeking best qualitative execution, the Sub-Adviser is authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which it exercises investment discretion. The Sub-Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing the Fund portfolio transaction that is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Adviser determines in good faith that the amount of the commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker or dealer. The determination may be viewed in terms of either a particular transaction or the Sub-Adviser's overall responsibilities with respect to the Fund and to accounts over which the Sub-Adviser exercises investment discretion. The Trust and the Sub-Adviser understand and acknowledge that, although the information may be useful to the Fund and the Sub-Adviser, it is not possible to place a dollar value on such information. The Board shall periodically review the commissions paid by the Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Fund. The Sub-Adviser may not give consideration to sales of shares of the Fund as a factor in the selection of brokers and dealers to execute Fund portfolio transactions.

Subject to the provisions of the 1940 Act, and other applicable law, the Sub-Adviser, any of its affiliates or any affiliates of its affiliates may retain compensation in connection with effecting the Fund's portfolio transactions, including transactions effected through others. If any occasion should arise in which the Sub-Adviser gives any advice to clients of the Sub-Adviser concerning the shares of the Fund, the Sub-Adviser will act solely as investment counsel for such client and not in any way on behalf of the Fund. The Sub-Adviser's services to the Fund pursuant to this Agreement are not to be deemed to be exclusive and it is understood that the Sub-Adviser may render investment advice, management and other services to others, including other registered investment companies.

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Books and Records. The Sub-Adviser shall keep the Trust's books and records required to be maintained by it pursuant to Section 2(e) of this Agreement. The Sub-Adviser agrees that all records that it maintains for the Trust are the property of the Trust and it will promptly surrender any of such records to the Trust upon the Trust's request. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by the Sub-Adviser with respect to the Trust by Rule 31a-1 under the 1940 Act.

Expenses of the Sub-Adviser. During the term of this Agreement, the Sub-Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities and investments purchased for the Fund (including taxes and brokerage commissions, if any). Notwithstanding the foregoing, the Sub-Adviser is not obligated to pay the compensation or expenses of the Trust's Chief Compliance Officer, regardless of whether the Chief Compliance Officer is affiliated with the Sub-Adviser.

Compensation of the Sub-Adviser. For the services provided and the expenses borne pursuant to this Agreement, the Adviser will pay to the Sub-Adviser as full compensation therefor a fee equal to fifty percent (50%) of the net advisory fees paid by the Fund to the Adviser. Net advisory fees are defined as management fees less fee waivers due to the expense caps and any revenue sharing, administration or sub-transfer agency fees not paid by the Fund. This fee for each month will be paid to the Sub-Adviser during the succeeding month. The Adviser is solely responsible for the payment of the Sub-Adviser's fees, and the Sub-Adviser agrees not to seek payment of its fees from the Trust or the Fund.

Liability. Neither the Sub-Adviser nor its shareholders, members, officers, directors, employees, agents, control persons or affiliates of any thereof, shall be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

Any person, even though also a director, officer, employee, shareholder, member or agent of the Sub-Adviser, who may be or become an officer, director, trustee, employee or agent of the Trust, shall be deemed, when rendering services to the Trust or acting on any business of the Trust (other than services or business in connection with the Sub-Adviser's duties hereunder), to be rendering such services to or acting solely for the Trust and not as a director, officer, employee, shareholder, member or agent of the Sub-Adviser, or one under the Sub-Adviser's control or direction, even though paid by the Sub-Adviser.

Duration and Termination. The term of this Sub-Advisory Agreement shall begin on the on the date of this Sub-Advisory Agreement and, unless sooner terminated as hereinafter provided, shall continue in effect for a period of two (2) years. This Agreement shall continue in effect from year to year thereafter, subject to termination as hereinafter provided, if such continuance is approved at least annually (a) by a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund or by vote of the Trust's Board of Trustees, cast in person at a meeting called

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for the purpose of voting on such approval, and (b) by vote of a majority of the Trustees of the Trust who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Sub-Adviser shall furnish to the Adviser and the Trust, promptly upon their request, such information as may reasonably be necessary to evaluate the terms of this Agreement or any extension, renewal or amendment thereof.

This Agreement may be terminated at any time on at least 60 day’s prior written notice to the Sub-Adviser, without the payment of any penalty, (i) by vote of the Board of Trustees, (ii) by the Adviser, (iii) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or (iv) in accordance with the terms of any exemptive order obtained by the Trust or the Fund under Section 6(c) of the 1940 Act, exempting the Trust or the Fund from Section 15(a) and Rule 18f-2 under the 1940 Act. The Sub-Adviser may terminate this Agreement at any time, without the payment of any penalty, on at least 90 days' prior written notice to the Adviser and the Trust. Termination of this Agreement and/or the services of the Sub-Adviser will not affect (i) the validity of any action previously taken by Sub-Adviser under this Agreement; (ii) liabilities or obligations of the parties for transactions initiated before termination of this Agreement; or (iii) the Fund’s obligation to pay advisory fees to Adviser. If this Agreement is terminated by the Adviser or Sub-Adviser, Sub-Adviser will have no further obligation to take any action subsequent to termination with respect to the Fund except as may be reasonably required pursuant to the notice of termination and in furtherance of its role as a fiduciary in order to facilitate an orderly transition of the management of the Fund. This Agreement will automatically and immediately terminate in the event of its assignment (as defined in the 1940 Act).

Non-Exclusive Management. Sub-Adviser, its officers, employees, and agents, may have or take the same or similar positions in specific investments for their own accounts, or for the accounts of other clients, as the Sub-Adviser does for the Fund. Adviser expressly acknowledges and understands that Sub-Adviser shall be free to render investment advice to others and that Sub-Adviser does not make its investment management services available exclusively to Adviser or the Fund. Nothing in this Agreement shall impose upon the Sub-Adviser any obligation to purchase or sell, or to recommend for purchase or sale, for the Fund any security which the Sub-Adviser, its principals, affiliates or employees, may purchase or sell for their own accounts or for the account of any other client, if in the reasonable opinion of the Sub-Adviser such investment would be unsuitable for the Fund or if the Sub-Adviser determines in the best interest of the Fund such purchase or sale would be impractical.

Good Standing. Adviser and Sub-Adviser hereby warrant and represent that they are each investment advisers in good standing that their respective regulatory filings are current and accurately reflect their advisory operations, and that they are in compliance with applicable state and federal rules and regulations pertaining to investment advisers. In addition, Adviser and Sub-Adviser further warrant and represent that neither is (nor any of their respective Associated Persons are) subject to any statutory disqualification set forth in Sections 203(e) and 203(f) of the Investment Advisers Act of 1940 (or any successor Advisers Act sections or rules), nor are they currently the subject of any investigation or proceeding which could result in statutory disqualification. Adviser and Sub-Adviser acknowledge that their respective obligations to advise the other with respect to these representations shall be continuing and ongoing, and should any

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representation change for any reason, each warrants to advise the other immediately, together with providing the corresponding pertinent facts and circumstances.

Amendment. This Agreement may be amended by mutual consent of the Adviser and the Sub-Adviser, provided the Trust approves the amendment (a) by vote of a majority of the Trustees of the Trust, including Trustees who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such amendment, and (b) if required under then current interpretations of the 1940 Act by the Securities and Exchange Commission, by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund.

Privacy Notice/Confidentiality. The Adviser and Sub-Adviser acknowledge prior receipt of the other’s Privacy Notice and Policy. Adviser and Sub-Adviser agree to safeguard all information pertaining to the Fund consistent with the requirements of applicable state and federal privacy statutes pertaining to registered investment advisers.

Subject to the duty of the Sub-Adviser, the Adviser and/or the Trust to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all non-public information pertaining to the Fund; and the information or actions of the Adviser and Sub-Adviser including all details relating (but not limited) to the investment program, the Adviser’s and Sub-Adviser’s trading programs generally, their systems, methodologies, trading techniques, research, strategies, models and other commercial information relating to the Adviser, Sub-Adviser or their respective group and any information or actions of the Adviser or the Trust in respect thereof (the “Confidential Information”).

No party shall use another party’s Confidential Information for any purpose other than the management of the Fund, and that it shall not (and shall procure that its employees, officers, any member of its group and employees and officers of any member of its group shall not) copy, misuse, misappropriate or reverse engineer or otherwise appropriate or make use of the Confidential Information other than as specifically envisaged by the terms of this Agreement or otherwise mutually agreed between the parties.

Each party acknowledges and agrees that because of the proprietary nature of the Confidential Information described in Section, damages may not be an adequate remedy for any breach of its obligations under this Section and therefore agrees that the non-breaching party will be entitled to seek specific performance and any other form of equitable or interim remedies.

Notice. Whenever any notice is required or permitted to be given under any provision of this Sub-Advisory Agreement, such notice shall be in writing, shall be signed by or on behalf of the party giving the notice and shall be mailed by first class or express mail, or sent by courier, or email to the other party at the mailing addresses, or email addresses specified below or to such other address as a party may from time to time specify to the other party by such notice hereunder. Any such notice shall be deemed duly given when delivered at such address.

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Sub-Adviser:

Accuvest Global Advisors

3575 N. 100 E. Suite 350

Provo, UT 84604

operations@accuvest.com

david.garff@accuvest.com

james.calhoun@accuvest.com

Adviser:

Rational Advisors, Inc.

53 Palmeras St., Suite 601,

San Juan, PR 00901

Email: JerryS@catalystmutualfunds.com

Arbitration. Subject to the conditions and exceptions noted below, and to the extent not inconsistent with applicable law, in the event of any dispute pertaining to this Agreement, Sub-Adviser and Adviser agree to submit the dispute to arbitration in accordance with the auspices and rules of the American Arbitration Association ("AAA"), provided that the AAA accepts jurisdiction. Sub-Adviser and Adviser understand that such arbitration shall be final and binding, and that by agreeing to arbitration, Adviser and Sub-Adviser are waiving their respective rights to seek remedies in court, including the right to a jury trial.

Indemnification. Adviser and Sub-Adviser agree to defend, indemnify and hold harmless the other and each of their respective officers, directors, members, employees and/or agents from any and all claims, losses, damages, liabilities, costs and/or expenses directly resulting from the other’s violation of any of the terms of this Agreement. Adviser and Sub-Adviser’s obligations under this paragraph shall survive the termination of this Agreement.

Governing Law. (a) This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflicts of laws principles thereof, and (b) any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act, shall be resolved by reference to such term or provision of the 1940 Act and to interpretation thereof, if any, by the United States courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission issued pursuant to said 1940 Act. In addition, where the effect of a requirement of the Act reflected in any provision of this Agreement is revised by rule, regulation or order of the Securities and Exchange Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

Severability. In the event any provision of this Agreement is determined to be void or unenforceable, such determination shall not affect the remainder of this Agreement, which shall continue to be in force.

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Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Binding Effect. Each of the undersigned expressly warrants and represents that he has the full power and authority to sign this Agreement on behalf of the party indicated and that his signature will operate to bind the party indicated to the foregoing terms.

Captions. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereto or otherwise affect their construction or effect.

Change of Control. The Sub-Adviser shall notify Adviser and the Trust in writing at least 60 days in advance of any change of control, as defined in Section 2(a)(9) of the 1940 Act, as will enable the Trust to consider whether an assignment, as defined in Section 2(a)(4) of the 1940 Act, would occur.

Other Business. Except as set forth above, nothing in this Agreement shall limit or restrict the right of any of the Sub-Adviser's directors, officers or employees who may also be a trustee, officer, partner or employee of the Trust to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Sub-Adviser's right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below.

Rational Advisors, Inc.	Accuvest Global Advisors

By: /s/ Jerry Szilagyi	By: /s/ David Garff

Name : __Jerry Szilagyi___________	Name : David Garff

Title: _____President_____________	Title: President

Date: December 31, 2023                                         Date: December 31, 2023 ____

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Rational Dynamic Brands Fund

a series of Mutual Fund and Variable Insurance Trust

36 North New York Avenue

Huntington, NY 11743

1-800-253-0412

IMPORTANT NOTICE OF INTERNET AVAILABILITY OF INFORMATION STATEMENT

This communication presents only an overview of the Information Statement that is available to you on the internet relating to Rational Dynamic Brands Fund (the “Fund”), a series of Mutual Fund and Variable Insurance Trust (the “Trust”). We encourage you to access and review all of the important information contained in the Information Statement.

The Information Statement describes the recent approval of a new sub-advisory agreement between the Fund’s investment advisor, Rational Advisors, Inc. (“Rational”), and Accuvest Global Advisors, LLC, the Fund’s sub-advisor (“Accuvest”). At a meeting held on December 22, 2023, the Trustees of the Trust, all of whom are individuals who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended), unanimously approved the new sub-advisory agreement between Rational and Accuvest.

Pursuant to an exemptive order from the U.S. Securities and Exchange Commission (“SEC”), Rational is allowed to make certain sub-advisor changes without shareholder approval. The SEC order instead requires that an information statement be sent to shareholders of the Fund. In lieu of physical delivery of the Information Statement, the Fund will make the Information Statement available to you on the Trust’s website.

This Notice of Internet Availability of the Information Statement is being mailed on or about March 21, 2024, to shareholders of record of the Fund as of March 4, 2024. The Information Statement will be available on the Trust’s website at http://rationalmf.com until at least June 20, 2024. A paper or e-mail copy of the Information Statement may be obtained, without charge, by contacting the Trust at info@rationalmf.com or toll-free at 1-800-253-0412.

If you want to receive a paper or e-mail copy of the Information Statement, you must request one. A copy of the Information Statement may be obtained upon request and without charge.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.